MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS May 31, 1998


DEAR SHAREHOLDER:

During the twelve months ended May 31, 1998, the U.S. economy exhibited healthy growth and benign inflation. However, the Federal Reserve Board expressed concern over the possibility of a resurgence in inflation due to the continued strength of the economy and employment growth. This did not materialize, and as a result the Fed left rates unchanged.

Interest rates on short-term U.S. Treasury securities over the past year were volatile, with yields on two-year notes ranging between 5.16 percent and 6.21 percent. At the end of the period, the two-year note was yielding 5.52 percent.



PERFORMANCE

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust's total return for the fiscal year ended May 31, 1998, was 6.68 percent compared to 6.60 percent for the Lipper Analytical Services, Inc. Short U.S. Treasury Funds Average and
6.97 percent for the Lehman Brothers 1-3 Year Government Bond Index.

The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Fund from inception (August 13, 1991), through the fiscal year ended May 31, 1998, versus similar investments in the issues that comprise the Lehman Brothers and Lipper Indexes. The Fund's performance for the twelve months ended May 31, 1998 was enhanced by the generally lower interest rate environment. On May 31, 1998, the Fund had net assets in excess of $241 million.


THE PORTFOLIO

The Fund maintains a diversified investment strategy across the maturity spectrum, often to a maximum of five years. In response to the positive economic environment, continuing turmoil in Asia and a low inflationary outlook, the Fund's weighted average maturity was increased to its current level of approximately 2.8 years. The average maturity of the Fund may be further extended slightly in the months ahead as conditions warrant.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS May 31, 1998, continued



We continue to believe that the Fund, whose income is free from state and local taxes in all 50 states and the District of Columbia, offers investors an attractive alternative to other short-term investments.


LOOKING AHEAD


During the winter of 1997-98, the turmoil in the Southeast Asian financial markets brought an investor flight to quality in U.S. Treasuries and the U.S. dollar. As the crisis in Southeast Asia continues to unfold, we believe that the deflationary trend of that area's economies could be beneficial to holding inflation in check in the United States, although there can be no assurance what the outcome will be.


We expect that the U.S. economy is likely to maintain a healthy, albeit slowing pace for the remainder of the year. However, should inordinately strong economic growth give rise to inflationary pressures, the Federal Reserve may need to reassess its current monetary policy.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment objectives in the months and years to come.


Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board


                  DEAN WITTER SHORT TERM U.S. TREASURY TRUST

                               GROWTH OF $10,000

    Date                   Total              LEHMAN*             Lipper*
    -----------------------------------------------------------------------
    August 13, 1991       $10,000             $10,000             $10,000
    -----------------------------------------------------------------------
    May 31, 1992          $10,655             $10,684             $10,698
    -----------------------------------------------------------------------
    May 31, 1993          $11,373             $11,413             $11,507
    -----------------------------------------------------------------------
    May 31, 1994          $11,401             $11,644             $11,691
    -----------------------------------------------------------------------
    May 31, 1995          $12,110             $12,501             $12,524
    -----------------------------------------------------------------------
    May 31, 1996          $12,606             $13,161             $13,092
    -----------------------------------------------------------------------
    May 31, 1997          $13,315             $14,031             $13,866
    -----------------------------------------------------------------------
    May 31, 1998          $14,205(2)          $15,008             $14,781
    -----------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS

     1 Year             5 Years           10 Years        Since Inception
     -------            -------           --------        ---------------
     6.68(1)            4.55(1)              N/A              5.30(1)


               ---- Fund         ----Lehman(3)      ----Lipper(4)

Past performance is not predictive of future returns
---------------

1.) Figure assumes reinvestment of all distributions. There is no sales charge.

2.) Closing value assuming a complete redemption on May 31, 1998.

3.) The Lehman Brothers 1-3 year Government Bond Index is a sub-index of the
    Lehman Brothers Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

4.) The Lipper Short U.S. Treasury Fund Average tracks the performance of all funds which invest at least 65% of their assets in U.S. Treasury bills, notes, and bonds with dollar-weighted average maturities of less than three years.

*   Since 8/31/91.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998


 PRINICIPAL                     DESCRIPTION
 AMOUNT IN                          AND                         COUPON
 THOUSANDS                     MATURITY DATE                     RATE         VALUE
-----------   ----------------------------------------------- ---------- ---------------
              U.S. GOVERNMENT OBLIGATIONS (99.3%)
              U.S. Treasury Notes (82.3%)
  $ 1,900     03/31/00 ......................................   5.50%     $  1,898,613
      400     02/28/01 ......................................   5.625          400,684
    3,300     11/15/00 ......................................   5.75         3,314,520
   12,600     10/31/02 ......................................   5.75        12,667,536
   19,000     11/30/02 ......................................   5.75        19,100,320
      800     09/30/98 ......................................   6.00           801,704
    9,400     06/30/99 ......................................   6.00         9,450,102
   14,700     07/31/02 ......................................   6.00        14,911,386
   26,930     09/30/00 ......................................   6.125       27,264,471
   17,100     12/31/01 ......................................   6.125       17,387,793
    1,750     07/31/98 ......................................   6.25         1,753,377
    1,000     03/31/99 ......................................   6.25         1,006,060
   13,500     04/30/01 ......................................   6.25        13,742,055
   18,000     10/31/01 ......................................   6.25        18,361,800
    3,500     02/28/02 ......................................   6.25         3,574,970
    2,200     06/30/02 ......................................   6.25         2,250,072
   10,000     05/15/99 ......................................   6.375       10,074,900
    1,600     01/15/00 ......................................   6.375        1,619,824
    8,000     04/30/00 ......................................   6.75         8,171,040
   20,000     02/29/00 ......................................   7.125       20,513,400
   10,000     07/15/98 ......................................   8.25        10,038,500
                                                                          ------------
                                                                           198,303,127
                                                                          ------------
              U.S. Treasury Strips (17.0%)
   25,600     05/15/99 (Coupon) .............................   0.00        24,302,080
    1,100     08/15/00 (Principal) ..........................   0.00           974,897
    6,100     11/15/01 (Principal) ..........................   0.00         5,041,345
   13,000     02/15/02 (Principal) ..........................   0.00        10,605,920
                                                                          ------------
                                                                            40,924,242
                                                                          ------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Identified Cost $236,713,024) (a).............  99.3  %     239,227,369
              OTHER ASSETS IN EXCESS OF LIABLITIES ..........   0.7          1,797,171
                                                              -------     ------------
              NET ASSETS .................................... 100.0  %    $241,024,540
                                                              -------     ============

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,558,734 and the aggregate gross unrealized depreciation is $1,044,389, resulting in net unrealized appreciation of $2,514,345.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998


ASSETS:
Investments in securities, at value
   (identified cost $236,713,024) ...............   $239,227,369
Receivable for:
     Interest ...................................      3,022,057
     Shares of beneficial interest sold .........      2,331,376
Prepaid expenses and other assets ...............         37,843
                                                    -------------
     TOTAL ASSETS ...............................    244,618,645
                                                    -------------
LIABILITIES:
Payable for:
     Shares of beneficial interest
        repurchased .............................      3,208,007
     Plan of distribution fee ...................         71,331
     Investment management fee ..................         71,331
     Dividends to shareholders ..................         70,555
Accrued expenses and other payables .............        172,881
                                                    -------------
     TOTAL LIABILITIES ..........................      3,594,105
                                                    -------------
     NET ASSETS .................................   $241,024,540
                                                    =============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................   $256,769,712
Net unrealized appreciation .....................      2,514,345
Accumulated undistributed net investment
   income .......................................        205,261
Accumulated net realized loss ...................    (18,464,778)
                                                    -------------
     NET ASSETS .................................   $241,024,540
                                                    =============
NET ASSET VALUE PER SHARE,
  24,192,405 shares outstanding (unlimited
   shares authorized of $.01 par value)..........   $       9.96
                                                    =============


NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $14,715,707
                                                   -----------
EXPENSES
Investment management fee .....................        841,955
Plan of distribution fee ......................        827,872
Transfer agent fees and expenses ..............        113,907
Registration fees .............................         64,175
Professional fees .............................         44,016
Shareholder reports and notices ...............         40,837
Trustees' fees and expenses ...................         16,417
Custodian fees ................................          8,333
Other .........................................         12,948
                                                   -----------
    TOTAL EXPENSES ............................      1,970,460
                                                   -----------
    NET INVESTMENT INCOME .....................     12,745,247
                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................       (250,683)
Net change in unrealized depreciation .........      3,306,205
                                                   -----------
    NET GAIN ..................................      3,055,522
                                                   -----------
NET INCREASE ..................................    $15,800,769
                                                   ===========

STATEMENT OF OPERATIONS
For the year ended May 31, 1998


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                         FOR THE YEAR     FOR THE YEAR
                                                             ENDED           ENDED
                                                         MAY 31, 1998     MAY 31, 1997
                                                       ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................  $  12,745,247    $  13,978,300
Net realized loss ....................................       (250,683)        (293,887)
Net change in unrealized depreciation ................      3,306,205          112,927
                                                        -------------    -------------
   NET INCREASE ......................................     15,800,769       13,797,340
Dividends from net investment income .................    (12,934,573)     (13,860,110)
Net increase (decrease) from transactions in shares of
  beneficial interest ................................      7,891,155      (28,307,309)
                                                        -------------    -------------
   NET INCREASE (DECREASE) ...........................     10,757,351      (28,370,079)
NET ASSETS:
Beginning of period ..................................    230,267,189      258,637,268
                                                        -------------    -------------
  END OF PERIOD
   (Including undistributed net investment income of
   $205,261 and $394,587, respectively) ..............  $ 241,024,540    $ 230,267,189
                                                        =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

Effective June 22, 1998, the following entities have changed their name:


OLD NAME                                     NEW NAME
-------------------------------------------- ----------------------------------------------------------
Dean Witter Short-Term U.S. Treasury Trust   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
Dean Witter InterCapital Inc.                Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Distributors Inc.                Morgan Stanley Dean Witter Distributors Inc.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

following activities and services may be provided by the Distributor under the
Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 1998, the distribution fee was accrued at the annual rate of 0.34%.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended May 31, 1998 aggregated $211,152,327 and $219,696,301, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $4,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,990. At May 31, 1998, the Fund had an accrued pension liability of $38,431 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                FOR THE YEAR                       FOR THE YEAR
                                                                   ENDED                              ENDED
                                                                MAY 31, 1998                       MAY 31, 1997
                                                     ---------------------------------- ----------------------------------
                                                          SHARES            AMOUNT           SHARES            AMOUNT
                                                     ---------------- ----------------- ---------------- -----------------
Shares sold ........................................     28,646,260    $  285,059,941       25,650,127    $  253,738,691
Shares issued in reinvestment of dividends .........      1,058,231        10,524,484        1,132,124        11,170,571
                                                         ----------    --------------       ----------    --------------
                                                         29,704,491       295,584,425       26,782,251       264,909,262
Shares repurchased .................................    (28,891,924)     (287,693,270)     (29,680,876)     (293,216,571)
                                                        -----------    --------------      -----------    --------------
Net increase (decrease) ............................        812,567    $    7,891,155       (2,898,625)   $  (28,307,309)
                                                        ===========    ==============      ===========    ==============

6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $18,356,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:



            AMOUNT IN THOUSANDS
-------------------------------------------
    2003          2004      2005      2006
------------   ---------   ------   -------
$  11,507       $6,271      $333     $245
=========       ======      ====     ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $108,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.


7. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                         FOR THE YEAR ENDED MAY 31
                                              --------------------------------------------
                                                   1998           1997           1996
                                              -------------- -------------- --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........   $    9.85      $    9.84      $    9.98
                                                ---------      ---------      ---------
Net investment income .......................        0.53           0.54           0.54
Net realized and unrealized gain (loss) .....        0.11              --          (0.14)
                                                ---------      ----------     ----------
Total from investment operations ............        0.64           0.54           0.40
                                                ---------      ----------     ----------
Less dividends and distributions from:
 Net investment income ......................        (0.53)         (0.53)         (0.54)
 Net realized gain ..........................           --             --             --
                                                ----------     ----------     ----------
Total dividends and distributions ...........        (0.53)         (0.53)         (0.54)
                                                ----------     ----------     ----------
Net asset value, end of period ..............   $    9.96      $    9.85      $    9.84
                                                ==========     ==========     ==========
TOTAL INVESTMENT RETURN+ ....................         6.68%          5.63%          4.09%
RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................         0.82%          0.83%          0.84%
Net investment income .......................         5.30%          5.42%          5.33%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .....     $241,025       $230,267       $258,637
Portfolio turnover rate .....................           95%           149%            63%


                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR ENDED MAY 31             AUGUST 13, 1991*
                                              --------------------------------------------         THROUGH
                                                   1995           1994           1993           MAY 31, 1992
                                              -------------- -------------- -------------- ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........   $    9.88      $   10.34      $   10.21        $     10.00
                                                ---------      ---------      ---------        ---------------
Net investment income .......................        0.49           0.49           0.54               0.44
Net realized and unrealized gain (loss) .....        0.10          ( 0.45)         0.13               0.20
                                                ---------      ----------     ---------        ---------------
Total from investment operations ............        0.59           0.04           0.67               0.64
                                                ---------      ----------     ---------        ---------------
Less dividends and distributions from:
 Net investment income ......................        (0.49)        ( 0.50)        ( 0.53)           ( 0.43)
 Net realized gain ..........................           --             --         ( 0.01)               --
                                                ----------     ----------     ----------       ---------------
Total dividends and distributions ...........        (0.49)        ( 0.50)        ( 0.54)           ( 0.43)
                                                ----------     ----------     ----------       ---------------
Net asset value, end of period ..............   $    9.98      $    9.88      $   10.34        $     10.21
                                                ==========     ==========     ==========       ===============
TOTAL INVESTMENT RETURN+ ....................         6.22%          0.25%          6.75%             6.55%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................         0.84%          0.79%          0.80%             0.79%(2)(3)
Net investment income .......................         4.93%          4.74%          5.18%             5.49%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .....     $273,184       $516,017       $584,206         $ 523,555
Portfolio turnover rate .....................           30%            49%            21%               12%(1)

-------------
*     Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund"), formerly Dean Witter Short-Term U.S. Treasury Trust, at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period August 13, 1991 (commencement of operations) through May 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
SHORT-TERM
U.S. TREASURY
TRUST


[GRAPHIC]


ANNUAL REPORT
MAY 31, 1998